                                                                    EXHIBIT 99.1

                            POOL ENERGY SERVICES CO.

                         FORM OF LETTER OF TRANSMITTAL

                   8-5/8% SENIOR SUBORDINATED NOTES DUE 2008

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON       , 1998

                    UNLESS EXTENDED (THE "EXPIRATION DATE").

                The Exchange Agent is for the Exchange Offer is:

                              MARINE MIDLAND BANK

    By Mail, By Overnight Courier                       By Facsimile:
            or by Hand:                       (For Eligible Institutions Only)
        Marine Midland Bank                            (212) 658-2292
       140 Broadway, Level A
   New York, New York  10005-1180                   Confirm by Telephone:
Attention:  Corporate Trust Operations                 (202) 658-5931

                             For Information Call:
                                 (800) 662-9844

         Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

         The undersigned acknowledges that he or she has received the
Prospectus dated May   , 1998 (the "Prospectus") of Pool Energy Services Co.
(the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount (or integral multiples in excess thereof) of its 8-5/8 Senior Notes due 2008, Series B (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount (or integral multiples in excess thereof) of its outstanding 8-5/8 Senior Notes due 2008, Series A (the "Old Notes"), of which $150,000,000 aggregate principal amount is outstanding. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus and an Agent's Message is NOT delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter and that the Company may enforce this Letter against such participant.

         The term "Holder" with respect to the Exchange Offer means any person
(i) in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder or (ii) in whose name the Old Notes are held of record by DTC who desires to deliver such Old Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

         Holders who desire to tender their Old Notes and whose Old Notes are not lost but are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent by the Expiration Date or who are unable to complete the procedure for book-entry transfer on a timely basis must tender their Old Notes pursuant to the guaranteed delivery procedure set forth in "The Exchange Offer--Procedures for Tendering."

      PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW.

  DESCRIPTION OF 8-5/8% SENIOR SUBORDINATED NOTES DUE 2008, SERIES A (OLD NOTES)

 Name(s) and Address(es) of          Certificate            Aggregate Principal          Principal Amount
    Registered Holder(s)              Number(s)*           Amount Represented by       Tendered (must be in
 (Please fill in, if blank)                                   Certificate(s)         denominations of $1,000
                                                                                         or any integral
                                                                                       multiples in excess
                                                                                            thereof)**
                                        Total

* Need not be completed by holders of Old Notes who tender by book-entry transfer.

**       Need not be completed by holders who wish to tender with respect to all Old Notes listed.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering
Institution:
            ---------------------------------------------------

DTC Book-Entry Account
Number:
       --------------------------------------------------------

Transaction Code
No:
   ------------------------------------------------------------

         By crediting the Old Notes to the Exchange Agent's account at the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated message (an "Agent's Message") in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered
Holder(s):
          ---------------------------------------------------------

Date of Execution of Notice of Guaranteed
Delivery:
         --------------------------------------------

Name of Institution which Guaranteed Delivery
:
 --------------------------------------------

DTC Account
Number:
       -----------------------------------------------------------------

If Delivered by Book-Entry Transfer:
  Name of Tendering
Institution:
            ----------------------------------------------------------

  DTC Book-Entry Account
No.:
    ---------------------------------------------------------

  Transaction Code
No.:
    -----------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER TENDERING OLD NOTES ACQUIRED AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE

         PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------



To:  Marine Midland Bank


Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with full power of substitution to (i) deliver such Old Notes to the Company or transfer ownership of such Old Notes on the account books maintained by DTC, in each case, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present such Old Notes or transfer ownership of such Old Notes on the account books maintained by DTC, for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that any New Notes acquired in exchange for Old Notes tendered hereby may be offered for sale, resold and otherwise transferred by holders thereof (other than any such Holder that is an "affiliate" of the Company or any of its subsidiaries within the meaning of Rule 405 under the Securities Act of 1933 (the "Securities Act")), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of business of the Holder receiving such New Notes and that neither the Holder nor any such other person has an arrangement with any person to participate in the distribution of such New Notes. The undersigned hereby further represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such Holder's business, (ii) such Holder has no arrangements with any person to participate in the distribution (within the meaning of the Securities
Act) of such New Notes and (iii) such Holder is not an "affiliate", as defined under Rule 405 of the Securities Act of the Company or any of its subsidiaries or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes, when, as and if the Company has given oral or written notice of acceptance thereof to the Exchange Agent.

         If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Payment Instructions" as promptly as practicable after the Expiration Date.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the administrators, legal representatives, heirs, personal representatives, successors and assigns of the undersigned.

         The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Payment Instructions," please issue the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of the undersigned (or, in either such event, in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said New Notes to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

         Holders of the Old Notes who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal printed below.

                          SPECIAL PAYMENT INSTRUCTIONS
                         (See Instructions 3, 4 and 5)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not purchased, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue New Notes to:

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)


--------------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 3, 4 and 5)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not purchased, or New Notes issued in exchange for Old Notes accepted for exchange are to be sent to someone other than the undersigned, or the undersigned at an address other than that shown above.

Mail
to:
   -----------------------------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Address:
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)

                                PLEASE SIGN HERE
         WHETHER OR NOT OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY


                                                            Dated:
------------------------------------------------------------

                                                            Dated:
------------------------------------------------------------

    Signature(s) of Registered Holder(s) or Authorized Signatory

Area Code and Telephone Number:
                               ------------------------------------------------

         The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by properly executed bond power and other documents transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 3 regarding the completion of this Letter of Transmittal printed below.

         If the signature appearing above is not the registered Holder(s) of the Old Notes, then the registered Holder must sign a valid proxy.

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full
title):
       -------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

                           GUARANTEE OF SIGNATURE(S)
                       (If required - See Instruction 3)

Authorized
Signature:
          ----------------------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Name of
Firm:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Title:
      --------------------------------------------------------------------------

Area Code and Telephone
No.:
    ----------------------------------------------------------------------------

Dated:
      --------------------------------------------------------------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

         1. Delivery of this Letter of Transmittal and Old Notes. The tendered Old Notes (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company.

         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" (an "Eligible Institution") within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended;
(ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the Old Notes (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and all tendered Old Notes in proper form for transfer (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his or her Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

         All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects or irregularities or conditions of tender as to the Exchange Offer and/or particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         2. Partial Tenders. Tenders of Old Notes will be accepted only in denominations of $1,000 and any integral multiples in excess thereof. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 8-5/8% Senior Subordinated Notes Due 2008, Series A (Old Notes)" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and the New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

         3. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Old Notes tendered and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power.

         If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder or Holders appears on the Old Notes.

         If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

         Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution participating in a recognized medallion signature guarantee program.

         Except as otherwise provided below, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution participating in a recognized medallion signature guarantee program.
Signatures on this Letter of Transmittal need not be guaranteed if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith (including any participant in DTC whose name appears on a security position listing as the owner of Old Notes) and such Holder(s) have not completed the box set forth herein entitled "Special Payments Instructions" or the box entitled "Special Delivery Instructions" or (ii) such Old Notes are tendered for the account of an Eligible Institution.

         4. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         5. Tax Identification Number. Federal income tax law requires that a Holder whose offered Old Notes are accepted for exchange must provide the Company (as payor) with his, her or its correct Taxpayer Identification Number ("TIN"), which, in the case of an exchanging Holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, delivery to such Holder of New Notes may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.

         To prevent backup withholding, each exchanging Holder must provide his, her or its correct TIN by completing the Substitute Form W-9 enclosed herewith, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that either (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the Holder that he, she or it is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the Substitute Form W-9 for information on which TIN to report. If you do not provide your TIN to the Company within 60 days, backup withholding will begin and continue until you furnish your TIN to the Company.

         6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other person) will be payable by the tendering Holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

         7. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

         8. Mutilated, Lost Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

         9. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified above. The telephone number for the Exchange Agent is [ ] Holders may also contact [ ], telephone number: [ ], or their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)

       Certificate                     Old Notes                      Old Notes
       Surrendered                     Tendered                       Accepted
Delivery Prepared By: ______________ Checked By: ______________ Dated:_______________

                     PAYOR'S NAME: Pool Energy Services Co.

      SUBSTITUTE       PART I -- PLEASE PROVIDE YOUR TIN IN THE BOX        --------------------------------
       Form W-9        AT RIGHT AND CERTIFY BY SIGNING AND DATING               Social Security Number
                       BELOW
                                                                                          OR


                                                                        -------------------------------------
                                                                         Employer Identification Number

           PART II -- Certification--Under penalties of perjury, I certify that:

 Department of                   (1)      The number shown on this form is my correct Taxpayer
   the Treasury                           Identification Number (or I am waiting for Internal
 Internal Revenue                         Revenue a number to be issued to me), and
   Service
                                 (2)      I am not subject to backup withholding because (i) I am
                                          exempt from backup withholding, (ii) I have not been
                                          notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to
                                          report all interest or dividends,  or (iii) the IRS has
                                          notified me that I am no longer subject to backup
                                          withholding.


                                 Certification Instructions--You must cross out item (2) in Part II above if
 Payer's Request                 you have been notified by the IRS that you are subject to backup
   for Taxpayer                  withholding because of underreporting interest or dividends on your tax
 Identification                  return.  However, if after being notified by the IRS that you were subject
   Number (TIN)                  to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).


                                PART III -- Awaiting TIN [ ]

                                Signature:                      Date:
                                          ---------------------      ---------
                                Name (Please
                                Print):
                                       ------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
           IF YOU CHECKED THE BOX IN PART III OF SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

---------------------------------------             -------------------
               Signature                                    Date


---------------------------------------
          Name (Please Print)